SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - October 23, 2002



                              BLUE INDUSTRIES INC.
               (Exact name of Issuer as specified in its charter)




               Nevada                    000-32567          52-2273215
   (State or other jurisdiction of      (Commission        (IRS Employer
   incorporation or organization)      File Number)   Identification Number)


                               340 rue de la Gare
                               France 74370 Pringy
                (Address of Issuer's principal executive offices)


                                (011) 33 4 50 66 98 61
                (Issuer's telephone number, including area code)


                                (011) 33 4 50 66 98 61
                (Issuer's facsimile number, including area code)

          (Former name or former address, if changed since last report)

ITEM 1.
CHANGES IN CONTROL OF THE ISSUER

       Not Applicable

Item 2.
ACQUISITION OF ASSETS.

       Not Applicable

Item 3.
BANKRUPTCY OR RECEIVERSHIP.

       Not Applicable

Item 4.
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       In December of 2001, our company, which was formerly known as Burrard Technologies, Inc, effected a business combination with Technocall SA, a Swiss corporation. As reported in our Form 10-KSB for the year ended December 31, 2001, this business combination resulted in a change in control and has been accounted for as a reverse acquisition.

       The financial statements of Blue Industries, Inc. for the years ended December 31, 2000 and 2001 were audited by BDO Dunwoody LLP of Vancouver, Canada. The financial statements of Technocall SA for the year ended December 31, 2000 were audited by BDO Visura of Geneva, Switzerland. BDO Dunwoody and BDO Visura are both member firms of BDO International.

       Our Board of Directors voted to dismiss BDO Dunwoody LLP and retain BDO Visura to serve as the Company's auditor for the fiscal year ended December 31, 2002.

       During the fiscal years December 31, 2000 and 2001, and the subsequent interim periods preceding the date of this report there were no reportable disagreements between us and BDO Dunwoody LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO Dunwoody LLP, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years.

       The report of BDO Dunwoody, LLP dated March 11, 2002 (except as to Note 7(d), April 2, 2002) on our financial statements for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph that the financial statements had been prepared assuming that our company would continue as a going concern and that our lack of operating revenue during the year ended December 31, 2001 raised substantial doubt about our ability to continue as a going concern.

Item 5.
OTHER EVENTS

       Not Applicable

Item 6.
RESIGNATIONS OF DIRECTORS.

       Not Applicable

ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of business acquired.

       Not Applicable

(b)    Pro forma financial information.

       Not Applicable

 (c)   Exhibits.

     16.1     Letter from BDO Dunwoody LLP
              Re: Change in Certifying Accountant   4


Item 8.
CHANGE IN FISCAL YEAR.

Not applicable.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Industries, Inc, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUE INDUSTRIES, INC.
October  29, 2002



By:           /s/ Patrick Gouverneur
    Patrick Gouverneur  President